UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2013

Blue Earth, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-148346 (Commission File Number)	98-0531496 (IRS Employer Identification No.)

2298 Horizon Ridge Parkway, Suite 205

Henderson, NV 89052

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (702)263-1808

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01 of Form 8-K:  “Regulation FD Disclosure.”  On October 7, 2013, Blue Earth, Inc. (the “Company”), issued a Notice of Redemption Letter pursuant to the terms of Section 16 of the Class A Warrants of Blue Earth, Inc. that were registered in the Company’s Registration Statement on Form S-1 (No. 333-181420) declared effective on May 9, 2013 to all holders of record of such Warrants.  A copy of such Notice, together with attached schedules is attached hereto as Exhibit 4.1.

Certain information contained in the Slide Presentation attached as Schedule C to the Notice may be deemed to be material non-public information for which this Form 8-K is being filed.

Item 9.01  Financial Statements and Exhibits

Exhibits:

4.1.	Notice of Redemption Letter with:
Schedule A - Subscription Form.
Schedule B - Election to be a Standby Purchaser.
Schedule C - Slide Presentation.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2013	Blue Earth, Inc.

	By:	/s/ Johnny R. Thomas
Name: Johnny R. Thomas
Title: CEO

3